                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       August 31, 1995


                           SAHARA GAMING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Nevada                      1-9481                88-0304348
       (STATE OR OTHER           (COMMISSION FILE         (I.R.S. EMPLOYER
       JURISDICTION OF                 NUMBER)           IDENTIFICATION NO.)
        INCORPORATION)

2535 Las Vegas Blvd. South, Las Vegas, Nevada                    89109

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (702) 737-2111

                             None
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                                      Page 1 of 6 Pages
                                                      Exhibit Index at Page 4

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On August 31, 1995, Sahara Gaming Corporation consummated the previously announced sale of substantially all of the assets of the Hacienda Resort Hotel & Casino to Circus Circus Enterprises, Inc. for a purchase price of $80 million in cash. The $80 million purchase price was determined through negotiations between the parties.

          A copy of Sahara's press release dated September 1, 1995 relating to the sale and other related matters is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibits
           --------
            99.1                September 1, 1995 Press Release.

            99.2 Agreement for Purchase and Sale dated as of January 10, 1995 by and among Hacienda Hotel
                                Inc., Sahara Gaming Corporation, as guarantor, and William G. Bennett (Incorporated by reference to Exhibit 10.107 to the Quarterly
                                Report on Form 10-Q of Sahara Gaming Corporation
                                (the "Form 10-Q") for the quarter ended December
                                31, 1994.)

            99.3 Letter of Modification and Clarification by and between Hacienda Hotel Inc., Sahara Gaming
                                Corporation, as guarantor, and William G.
                                Bennett dated March 3, 1995 (Incorporated by reference to Exhibit 10.108 to the Form 10-Q for the quarter ended March 31, 1995.)

            99.4                Assignment and Consent to Assignment of
                                Agreement for Purchase and Sale dated January
                                10, 1995 by and among Hacienda Hotel Inc.,
                                Sahara Gaming Corporation, as guarantor, and William G. Bennett to Circus Circus Enterprises,
                                Inc. dated March 5, 1995 (Incorporated by reference to Exhibit 10.109 to the Form 10-Q for the quarter ended March 31, 1995.)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SAHARA GAMING CORPORATION, a Nevada corporation


                              By:       /s/ Thomas K. Land
                                   ----------------------------
                                   Name:  Thomas K. Land
                                   Title: Senior Vice President

September 12, 1995

                              EXHIBIT INDEX

                                                            Sequentially
Exhibit No.                  Description                    Numbered Page
-----------                  -----------                    -------------
   99.1                September 1, 1995 Press                    5
                       Release

   99.2                Agreement for Purchase
                       and Sale dated as of
                       January 10, 1995 by and
                       among Hacienda Hotel
                       Inc., Sahara Gaming
                       Corporation, as
                       guarantor, and William
                       G. Bennett
                       (Incorporated by
                       reference to Exhibit
                       10.107 to the Quarterly
                       Report on Form 10-Q of
                       Sahara Gaming
                       Corporation (the "Form
                       10-Q") for the quarter
                       ended December 31,
                       1994.)

   99.3                Letter of Modification
                       and Clarification by
                       and between Hacienda
                       Hotel Inc., Sahara
                       Gaming Corporation, as
                       guarantor, and William
                       G. Bennett dated March
                       3, 1995 (Incorporated
                       by reference to Exhibit
                       10.108 to the Form 10-Q
                       for the quarter ended
                       March 31, 1995.)

   99.4                Assignment and Consent
                       to Assignment of
                       Agreement for Purchase
                       and Sale dated January
                       10, 1995 by and among
                       Hacienda Hotel Inc.,
                       Sahara Gaming
                       Corporation, as
                       guarantor, and William
                       G. Bennett to Circus
                       Circus Enterprises,
                       Inc. dated March 5,
                       1995 (Incorporated by
                       reference to Exhibit
                       10.109 to the Form 10-Q
                       for the quarter ended
                       March 31, 1995.)

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